SUPPLEMENT DATED JUNE 23, 2011 TO THE PROSPECTUS DATED JULY 19, 2010,
AS AMENDED ON NOVEMBER 2, 2010 AND FEBRUARY 28, 2011

Robeco-Sage Multi-Strategy Institutional Fund, L.L.C.
(the "Fund")

Capitalized terms used in this Supplement and not defined have the same meanings as set forth in the Prospectus.

On June 2, 2011, Robeco Groep, N.V. ("Robeco Groep") and Arden Asset Management LLC ("Arden") announced an agreement under which Robeco Groep will transfer to Arden management of Robeco Investment Management, Inc.'s (the "Adviser") fund of hedge funds division, Robeco-Sage (the “Transaction”).  The Transaction is expected to close effective October 1, 2011 (the “Closing”), subject to meeting certain conditions to closing.  Each Fund's currently effective investment advisory agreement with the Adviser will terminate in connection with the Transaction, effective upon the Closing.

In connection with the Transaction, at an in-person meeting held on June 6, 2011, the Board of Managers ("Board") of the Fund approved a new investment advisory agreement (the "New Advisory Agreement") between the Fund and Arden, to be effective upon the Closing.  The New Advisory Agreement is subject to the approval of Members.

Also at the June 6 meeting, the board of managers of Robeco-Sage Multi-Strategy TEI Master Fund, L.L.C. (the "TEI Master Fund") approved the reorganization of the TEI Master Fund with and into Robeco-Sage Multi-Strategy Master Fund ("the "Multi-Strategy Master Fund"), into which the Fund invests substantially all of its assets, whereby the TEI Master Fund would transfer all of its assets and liabilities to the Multi-Strategy Master Fund, and, in return, the Multi-Strategy Master Fund would issue units of the Multi-Strategy Master Fund to members of the TEI Master Fund in an amount equal to the value of their units in the TEI Master Fund (the "Reorganization").   The Reorganization is subject to certain conditions, including approval by members of the TEI Master Fund, and is expected to close on or about October 1, 2011.

It is currently anticipated that proxy materials regarding the New Advisory Agreement will be distributed to Members in the beginning of the third quarter of 2011 and that a meeting of Members to consider the New Advisory Agreement will be held on September 9, 2011.

Additionally, at the June 6 meeting, the Board approved the elimination of the 2% repurchase fee (which had been applicable to repurchases made within one year of investment) chargeable to Members whose Interests are repurchased effective on or after June 30, 2011.

Please retain this Supplement for future reference.